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                                                                      EXHIBIT 99

                              SUBJECT TO REVISION
                    SERIES TERM SHEET DATED OCTOBER 26, 1998

                      SEARS CREDIT ACCOUNT MASTER TRUST II
      $425,000,000 ____% CLASS A MASTER TRUST CERTIFICATES, SERIES 1998-2

                             SEARS, ROEBUCK AND CO.
                                    SERVICER
                                   SRFG, INC.
                                    SELLER

     THE CERTIFICATES REPRESENT INTERESTS IN THE SEARS CREDIT ACCOUNT MASTER TRUST II. THE CERTIFICATES ARE NOT OBLIGATIONS OF SEARS, ROEBUCK AND CO., SEARS NATIONAL BANK, SRFG, INC. OR ANY OF THEIR AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WILL CONTAIN ADDITIONAL INFORMATION NOT SET FORTH IN THIS SERIES TERM SHEET. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     THIS SERIES TERM SHEET IS NOT AN OFFER TO SELL ANY SECURITY, NOR IS IT A SOLICITATION OF AN OFFER TO BUY ANY SECURITY. SEARS AND SRFG MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. SEARS AND SRFG MAY NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.


CREDIT SUISSE FIRST BOSTON
              BEAR, STEARNS & CO. INC.
                            GOLDMAN, SACHS & CO.
                                        MERRILL LYNCH & CO.
                                                      J.P. MORGAN & CO.





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This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 1998-2 Supplement to the Pooling and Servicing Agreement.


THE TRUST .....................  Sears Credit Account Master Trust II

THE CERTIFICATES ..............  $425,000,000 ___% Class A Master Trust
                                 Certificates, Series 1998-2.

SELLER RETAINED CERTIFICATES ..  $30,000,000 Class B Master Trust Certificates,
                                 Series 1998-2

                                 $45,000,000 Class C Master Trust
                                 Certificates, Series 1998-2

                                 You may not purchase Class B or Class C
                                 certificates in this offering.

INTEREST ON THE CERTIFICATES ..  ____% per year.

                                 The Trustee will calculate interest on the Certificates on the basis of a 360-day year of twelve 30-day months.

INTEREST PAYMENT DATES .......   The 15th day of each month (or, if not a
                                 business day, the next business day) beginning in December 1998.

PRINCIPAL PAYMENTS ...........   The Trust is scheduled to pay Class A principal
                                 in 24 equal monthly payments of $17,708,333 on the 15th day of each month (or, if not a business day, the next business day) beginning in November 2002 and ending in October 2004.

CLASS A EXPECTED FINAL PAYMENT
 DATE ........................   October 15, 2004 (or, if not a business day,
                                 the next business day).

RECEIVABLES ..................   The aggregate amount of receivables in the
                                 accounts in the Trust as of the last day of the Due Period ending in September 1998 was
                                 $11,219,108,080 consisting of $11,032,536,786
                                 of principal receivables and $186,571,294 of finance charge receivables.

                                 "Due Period" for any account is the period included in the monthly billing cycle of that account.

SUBORDINATION (CLASS A CREDIT
ENHANCEMENT) ................    The Class B certificates and the Class C
                                 certificates will be subordinate to the
                                 Certificates to the extent described in the prospectus supplement. Subordination of the
                                 Class B and Class C certificates provides credit enhancement for the Certificates.

SERIES TERMINATION DATE .....    The business day after October 15, 2008 (or, if
                                 October 15, 2008 is not a business day, the second business day after October 15, 2008).
                                 The "Series Termination Date" is the last day on which the Trust will make payments on the Certificates.



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ERISA CONSIDERATIONS ........  Under the regulations issued by the Department of Labor, the Department of Labor will not deem the Trust's assets "plan assets" of any employee benefit plan that holds interests in the Certificates if the Certificates meet the requirements necessary to be considered "publicly-offered securities." One of those requirements is that upon completion of the public offering, at least 100 persons independent of SRFG and each other hold interests in the Certificates. The Underwriters expect, although they cannot assure you, that at least 100 independent persons will hold interests in the Certificates. SRFG expects that the Certificates will meet the Department of Labor's requirements for "publicly-offered securities." If the Department of Labor deems the Trust's assets to be "plan assets" of an employee benefit plan, existing exemptions from the "prohibited transaction" rules of the Employee Retirement Income Security Act of 1974, as amended, may not apply to all transactions involving the Trust's assets. Accordingly, employee benefit plans should consult their counsel before purchasing Certificates.

CLASS A CERTIFICATE RATING ..  The Trust will issue the Certificates only if at least two nationally recognized rating agencies rate the Certificates in the highest rating category. The rating agencies base their ratings primarily on the value of the receivables in the Trust and the subordination of the Class B certificates and the Class C certificates.


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         COMPOSITION AND HISTORICAL PERFORMANCE OF THE SEARS PORTFOLIO

     The tables below describe the composition and historical performance of the open-end charge plan accounts in the Sears Portfolio, excluding accounts from Puerto Rico (which are not included in the Trust). These tables do not reflect the composition and historical performance of the accounts in the Trust. Sears uses different procedures to calculate the performance characteristics of the accounts in the Sears Portfolio than those the Trust uses to calculate the performance characteristics of the accounts in the Trust.

COMPOSITION OF THE SEARS PORTFOLIO

                    COMPOSITION OF ACCOUNTS BY CREDIT LIMIT

     The accounts in the Sears Portfolio had the following distributions of credit limits (1):

                                        PERCENTAGE OF SEARS
                                          PORTFOLIO AS OF
                                          BILLING CYCLES
                                             ENDED IN
        CREDIT LIMIT                      DECEMBER 1997
        ------------                      --------------
     $    0  - $   99(2)...............      16.4%
        100  -    499..................       1.8%
        500  -    999..................       5.4%
      1,000  -  1,499..................       7.3%
      1,500  -  1,999..................       6.6%
      2,000  -  2,999..................      15.7%
      3,000  -  3,999..................      17.8%
      4,000 and over...................      29.0%
                                          --------------
                                            100.0%
                                          ==============

________________
(1) Sears based this information on accounts with balances at any time in the twenty-four months ended with the billing cycles ended in December 1997.

(2)  The Bank or Sears may impose zero credit limits (i) due to delinquency,
     (ii) upon customer request, (iii) temporarily in the case of lost or stolen credit cards or (iv) under certain circumstances in which the customer's credit may be in question. The customer must obtain specific approval from the Bank or Sears for purchases on an account with a zero credit limit. In general, specific approval is automatic for accounts with past due balances less than or equal to the scheduled minimum monthly payment and automatically denied for accounts with past due balances greater than or equal to two times the scheduled minimum monthly payment.

                               LARGEST STATES

     The Sears Portfolio is not concentrated geographically. As of the billing cycles ended in December 1997, the following five states had the largest receivables balances and number of accounts:



SEARS PORTFOLIO       CALIFORNIA  FLORIDA  NEW YORK  PENNSYLVANIA  TEXAS
---------------       ----------  -------  --------  ------------  -----
% of active accounts       10.3%     6.9%      6.5%          6.0%   6.8%
% of balances.......       10.4%     7.5%      6.0%          5.4%   8.3%

     No other state accounted for more than 5% of the number of active accounts in the Sears Portfolio or 5% of the balances as of the billing cycles ended in December 1997.


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]
                                   SEASONING

     More than 54% of the accounts in the Sears Portfolio were at least five years old as of the billing cycles ended in December 1997. The ages of accounts in the Sears Portfolio were distributed as follows (1):

                                               PERCENTAGE OF SEARS
                                                 PORTFOLIO AS OF
                                                 BILLING CYCLES
                                                    ENDED IN
      AGE OF ACCOUNTS                             DECEMBER 1997
      ---------------                             -------------
      Up to 1 year...........................           7.8%
      1 year up to 2 years...................          12.5%
      2 years up to 3 years..................          11.7%
      3 years up to 4 years..................           6.9%
      4 years up to 5 years..................           6.6%
      5 years up to 10 years.................          16.6%
      10 years and older.....................          37.9%
                                                  ------------
                                                      100.0%
                                                  ============

(1) Sears based this information on accounts with balances at any time in the twenty-four months ended with the billing cycles ended in December 1997.

                          SUMMARY YIELD INFORMATION

     The accounts in the Sears Portfolio had the following annualized aggregate monthly yields (1):


                             THREE MONTHS         TWELVE MONTHS
                                ENDED                 ENDED
                            SEPTEMBER 30,         SEPTEMBER 30,
                                1998                  1998            1997   1996     1995
                                ----                  ----            ----   ----     ----
Aggregate Monthly Yield         20.49%                20.72%         20.27%   18.67%    17.67%

(1) Aggregate monthly yield is the average of monthly yields annualized for each period shown. Sears calculates "monthly yield" by dividing:

            - monthly finance charges and late fees minus the estimated amount of finance charges and late fees billed to accounts that were charged-off as uncollectible in that month, by

            - the balance outstanding as of the beginning of the month.


                        SUMMARY CHARGE-OFF INFORMATION

     The accounts in the Sears Portfolio had the following charge-off percentages:


                                                     THREE MONTH          TWELVE MONTH
                                                        ENDED                 ENDED
                                                    SEPTEMBER  30,        SEPTEMBER 30,
                                                        1998                  1998         1997   1996   1995
                                                        ----                  ----         ----   ----   ----
Gross Charge-Offs as a % of balances (1).......         8.75%                 9.00%        7.61%  5.12%  3.88%
Recoveries as a % of balances (1)..............         1.42%                 1.25%        1.06%  0.79%  0.72%

________________


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(1)  All rates shown are unweighted averages of annualized monthly rates for the indicated periods. The Servicer calculated the monthly rate by dividing:


- the amount of charged-off principal receivables or recoveries for that month, by

-    the balance outstanding as of the beginning of the month.


     The monthly charge-off rate does not reflect the estimated amount of finance charges and late fees billed to accounts that Sears charged off as uncollectible in that month. For a discussion of Sears change to a new aging methodology in connection with the conversion of its receivables processing system to the Total System Services, Inc. account processing system, which will have an effect on gross charge-off levels, see the Trust's Current Report on Form 8-K filed on May 14, 1998.

                    SUMMARY DELINQUENCY AGING INFORMATION

     The accounts in the Sears Portfolio had the following delinquency profiles
(1):

                                         TWELVE MONTHS
                                             ENDED
                                         SEPTEMBER 30,
                                             1998           1997   1996   1995
                                         ------------      -----  -----  -----
Delinquencies as a % of balances (2)
60-89 days past due.................        2.02%          1.96%  1.66%  1.34%
90-119 days past due................        1.55%          1.45%  1.16%  0.89%
120 days or more past due...........        3.44%          2.97%  2.18%  1.64%
                                         ------------      -----  -----  -----
  Total Delinquencies                       7.01%          6.38%  5.00%  3.87%
                                         ============      =====  =====  =====

_______________
(1) In general, Sears and the Bank consider an account delinquent when its cumulative past due balance is three or more times the scheduled minimum monthly payment. Sears divides delinquencies as of the end of each month by balances at the beginning of that month. For a discussion of Sears change to a new aging methodology in connection with the conversion of its receivables processing system to the Total System Services, Inc. account processing system, which will have an effect on reported delinquency levels, see the Trust's Current Report on Form 8-K filed on May 14, 1998.

(2) Represents the percentage of account balances for which the cumulative past due amount is three, four, and five or more times, respectively, the scheduled minimum monthly payment.

                       SUMMARY PAYMENT RATE INFORMATION

     The accounts in the Sears Portfolio had the following monthly payment rates (1):


                                   TWELVE MONTHS
                                      ENDED
                                   SEPTEMBER 30,
PAYMENT RATES                          1998        1997   1996   1995
-------------                      ------------   -----  -----  -----
Average Monthly Rate..............   6.40%        6.14%  6.29%  6.50%
Highest Monthly Rate..............   6.89%        6.64%  6.83%  7.11%
Lowest Monthly Rate...............   5.81%        5.81%  5.86%  6.14%




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______________
(1)  Sears calculates the payment rate by dividing:


       -    cash received during each group of billing cycles, by

       -    the balance outstanding as of the beginning of those cycles.


     Prior to April 1998 Sears reduced "cash received" by the amount of late fee assessments; Sears has eliminated that reduction.



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